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                                                                    EXHIBIT 10.1

                              NOVO NETWORKS, INC.

                           2001 EQUITY INCENTIVE PLAN

1. PURPOSE

     Novo Networks, Inc., a Delaware corporation (herein, together with its successors, referred to as the "Company"), by means of this 2001 Equity Incentive Plan (the "Plan"), desires to afford certain key employees of the Company and any direct or indirect subsidiary or parent corporation thereof now existing or hereafter formed or acquired (such corporations sometimes referred to herein as "Related Entities") an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the Company and any Related Entities. Certain terms used herein are defined in Section 17 of this Plan.

     The stock options described in Section 6 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options, are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     Pursuant to regulations promulgated under the Exchange Act, the Plan will not be effective until twenty (20) days after the Company has mailed an Information Statement to stockholders of record on December 15, 2000 regarding the approval of the Plan by written consent of a majority of the Company's stockholders eligible to vote on the approval of the Plan.

2. ADMINISTRATION.

     The Plan shall be administered by the Option Subcommittee, or any successor thereto, of the Compensation Committee of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer the Plan (the "Committee"); provided, that the entire Board of Directors may act as the Committee if it chooses to do so; and provided, further, that (i) for purposes of determining any Performance-Based Options (as hereinafter defined) applicable to Key Employees (as hereinafter defined) who constitute "covered employees" within the meaning of Section 162(m) of the Code, "Committee" shall mean the members of the Option Subcommittee of the Compensation Committee of the Board of Directors who qualify as "outside directors" within the meaning of Section 162(m) of the Code, and such Performance-Based Options shall be subject to ratification by unanimous approval of the members of the Board of Directors, and (ii) for so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall be composed solely of two or more "Non-Employee Directors" as defined in Rule 16b-3, as amended ("Rule 16b-3"), promulgated thereunder; provided, that, alternatively, for purposes of granting Options other than Performance-Based Options hereunder, the Board of Directors may authorize such grants and may take any other action permitted pursuant to Section 162(m) of the Code, Rule 16b-3 and applicable law and regulations.

     The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of
Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. The Committee shall administer the Plan so as (i) to comply at all times with the Exchange Act, and (ii) to ensure that compensation attributable to Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall (A) meet the
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deduction limitation imposed by Section 162(m) of the Code, or (B) qualify as
"performance-based compensation" as such term is used in Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.

     The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be less than two or any other number that Rule 16b-3 or other applicable rules under Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any successor or analogous rules or laws may require from time to time.

3. SHARES AVAILABLE AND MAXIMUM INDIVIDUAL GRANTS.

     Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of common stock, par value $0.00002 per share, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 12,000,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of any such Option, the termination of any such Option prior to exercise, or the forfeiture of any such Option, such shares shall thereafter not be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury or (iii) shares purchased on the open market.

     The maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee during any single calendar year (as hereinafter defined) of the Plan shall be 4,000,000 shares, subject to the adjustments provided in Section 9. For purposes of the preceding sentence, such Options that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Key Employee during the Term of the Plan.

4. ELIGIBILITY AND BASES OF PARTICIPATION.

     Grants of Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean (i) any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who
(A) are regularly employed on a salaried basis, (B) are so employed on the date of such grant and (C) have a direct and significant effect on the performance of the Company or any Related Entity or (ii) any current or former employee of the Company or any Related Entity who is receiving Non-Qualified Options in satisfaction of any severance obligations set forth in a severance or similar agreement between such current or former employee and the Company or any Related Entity. The adoption of the Plan shall not be deemed to give any Key Employee a right to be granted any Options.

5. AUTHORITY OF COMMITTEE.

     Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 and Section 162(m) of the Code, the Committee shall have plenary authority to:

          a. determine the Key Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a Change of Control or other stated event),

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     the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

          b. amend, modify or waive any provision of any Option, including accelerating the vesting or exercisability of such Option or extending the period of exercisability of such Option (but not for a period exceeding ten years from the date of grant); provided that no such amendment, modification or waiver shall materially impair the value of such Option without the consent of the holder thereof;

          c. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) of the Company for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

          d. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer; provided, however, that such financing does not cause the Company to recognize compensation, or additional compensation expense, with respect to such Option for financial reporting purposes;

          e. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and (ii) to exercise Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise;

          f. reduce the number of unvested Options granted to any employee in the event that such employee is demoted;

          g. provide for (in accordance with Section 12 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise unless, as determined by the Committee in the exercise of its discretion, such procedure is not permitted by applicable law;

          h. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

          i. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option, made in good faith, shall be final, conclusive and binding on all parties.

     The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that any such delegation shall be in writing; and provided, further, that, any determination of Performance-Based Options applicable to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code may not be delegated to a member of the Board of Directors who, if elected to serve on the Committee, would not
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qualify as an "outside director" within the meaning of Section 162(m) of the
Code. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6. STOCK OPTION GRANTS TO KEY EMPLOYEES.

     Subject to the express provisions of the Plan, the Committee shall have the authority to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options") to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan, including the following:

          a. Option Exercise Price. The Committee shall establish the Option exercise price at the time any Option is granted to a Key Employee at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 9 of the Plan and to any other adjustments as the Committee shall determine.

          b. Payment. The price per share of Common Stock with respect to each Option exercise by a Key Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

          c. Exercisability of Stock Option. At the time of grant, the Committee shall determine, subject to the provisions of subsections 6(d),
     (e), (f) and (g) below, when and under what conditions Options granted to Key Employees hereunder shall vest and become exercisable. No Option by its terms shall be exercisable after the expiration of 10 years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option. Notwithstanding anything to the contrary herein with respect to any option granted to any Key Employee, in the event that (i) the Fair Market Value for the Common Stock exceeds the exercise price of any stock options of the Company held by such Key Employee (other than Option grants received as a non-employee) at the time of any grant hereunder ("Existing Options") for 20 consecutive trading days and (ii) the average reported daily trading volume for the Common Stock equals or exceeds 300,000 shares for such 20 consecutive trading days (collectively, an "Early Termination Event"), then the unexercised portion of the Option will terminate: (A) if such Existing Options have an exercise price in excess of $20.00 per share, upon the later of (x) April 2, 2004 and (y) the 181st day following: (I) in the case of any Options that are vested as of the Early Termination Event, the Early Termination Event, and (II) in the case of any Options that are not vested as of the Early Termination Event, the date on which such Options vest; and (B) in respect of all other Existing Options with an exercise price greater than $10.00 per share and up to $20.00 per share, upon the later of (x) April 2, 2003 and (y) the 181st day following (I) in the case of any Options that are vested as the Early Termination Event, the Early Termination Event, and (II) in the case of any Options that are not vested as of the Early Termination Event, the date on which such Options vest.

          d. Death. If an optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option, but only to the extent vested at the time of such termination of employment, in accordance with its terms at any time and from time to time within one year after the date of death unless a longer or shorter period is expressly provided in such Option or otherwise established by the Committee (but in no event after the expiration date of such Option, including on account of an Early Termination Event), and thereafter such Option shall lapse and no longer be exercisable.

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          e. Disability.  If the employment of an optionee terminates because of his or her Disability (as defined in Section 19), such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option, but only to the extent vested at the time of such termination of employment, in accordance with its terms at any time and from time to time within one year after the date of such termination unless a longer or shorter period is expressly provided in such Option or otherwise established by the Committee (but in no event after the expiration date of the Option, including on account of an Early Termination Event), and thereafter such Option shall lapse and no longer be exercisable.

          f. Termination for Good Cause; Voluntary Termination. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his or her Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below) or if such optionee voluntarily terminates employment without the consent of the Company or any Related Entity. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

          g. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(d), (e) or (f) above, such optionee shall have the right to exercise his or her Option, but only to the extent vested at the time of such termination of employment, in accordance with its terms, within three months after the date of such termination, unless a longer or shorter period is expressly provided in such Option or otherwise established by the Committee (but in no event after the expiration date of the Option, including on account of an Early Termination Event), and thereafter such Option shall lapse and no longer be exercisable.

          h. Interpretation of Plan. Any termination of employment of an optionee with the Company or any Related Entity shall in no way change or amend the Company's at-will termination policy.

7. PERFORMANCE-BASED OPTIONS.

     The Committee, in its sole discretion, may designate and design Options granted under the Plan as Performance-Based Options if it determines that compensation attributable to such Options might not otherwise be tax deductible by the Company due to the deduction limitation imposed by Section 162(m) of the Code. Accordingly, Options granted under the Plan may be granted in such a manner that the compensation attributable to such Options is intended by the Committee to qualify as "performance-based compensation" as such term is used in
Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Options").

     Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall be deemed to qualify as Performance-Based Options only if:

          a. The Option exercise price is not less than the Fair Market Value per share of Common Stock at the date the Option is granted; provided, however, that the Option exercise price shall be subject to adjustment in accordance with the provisions of Section 9 of the Plan; or

          b. With respect to a Non-Qualified Option granted at an exercise price that is below the Fair Market Value per share of the Common Stock on the date of grant, such Option satisfies the following requirements:

             (i) the granting or vesting of such Non-Qualified Option is subject to the achievement of a performance goal or goals based on one or more of the following performance measures (either individually or in any combination): net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and
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        operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs;

             (ii) the Committee establishes in writing (A) the objective performance-based goals applicable to a given performance period, and
        (B) the individual employees or class of employees to which such performance-based goals apply no later than ninety days after the commencement of such performance period (but in no event after twenty-five percent of such performance period has elapsed);

             (iii) no compensation attributable to Performance-Based Options will be paid to or otherwise received by a Key Employee who constitutes a "covered employee" within the meaning of Section 162(m) of the Code until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied;

             (iv) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Performance-Based Options as "performance-based compensation" under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Performance-Based Options upon the attainment of such performance goal; and

             (v) as required by the regulations promulgated under Section 162(m) of the Code, the material terms of performance goals as described in subsection 7(b)(i) shall be disclosed to and reapproved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved such performance goals.

8. CHANGE OF CONTROL.

     If (a) a Change of Control shall occur or (b) the Company shall enter into an agreement providing for a Change of Control, then this Plan and any then outstanding Options (whether or not vested) shall automatically terminate unless
(i) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Options, or for the substitution for such Options of new grants covering the securities of a successor entity or other party to the transaction resulting in such Change in Control, or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms provided by the Committee and/or in any written agreement relating to such Change in Control transaction; or (ii) the Committee otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options (whether or not vested), including without limitation (x) the vesting or exercisability of outstanding Options and/or (y) providing for the cancellation of Options and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Options would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8, this Plan and any outstanding Options granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clauses (a) or (b) hereof, then any optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Change in Control as the Committee shall designate, to convert, claim or exercise, as applicable, the optionee's Options to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested or exercisable.

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9. ADJUSTMENT OF SHARES.

     (a) Except as otherwise contemplated in Section 8, and unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "Adjustment Event"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately and equitably adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from such adjustment shall be eliminated.

     (b) In the event the Company is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to the Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity.

10. ASSIGNMENT OR TRANSFER.

     Except as otherwise expressly provided in any Non-Qualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative; provided, however, that any optionee may, subject to the approval of the Committee, have an Option issued directly in the name of, or assign or otherwise transfer an Option to, a trust or limited partnership established for the benefit of any of such optionee and his spouse, siblings, parents, children and/or grandchildren. If an assignment or other transfer of an Option is made to a trust or limited partnership with the approval of the Committee, the same terms and conditions of the Option as would have been applicable if the optionee held the Option shall apply to such trust or limited partnership, including, but not limited to, any limitations on the vesting and exercisability of the Option by reason of the optionee's termination of employment.

11. COMPLIANCE WITH SECURITIES LAWS.

     The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

     Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

        "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."
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     This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

12. WITHHOLDING TAXES.

     By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or any Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or on the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

13. COSTS AND EXPENSES.

     The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

14. FUNDING OF PLAN.

     The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

15. OTHER INCENTIVE PLANS.

     The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

16. EFFECT ON EMPLOYMENT.

     Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

17. DEFINITIONS.

     In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

          "Adjustment Event" shall have the meaning set forth in Section 9 hereof.

          "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          "Board of Directors" shall have the meaning set forth in Section 2 hereof.

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          "Change in Control" means, unless otherwise determined by the Board prior to such event, the following and shall be deemed to occur if any of the events specified in clause (a), (b), (c) or (d) occur:

             (a) Any person, within the meaning of Section 13(d) or 14(d) of the Exchange Act (other than the Company or any Related Entity, or any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Related Entity), becomes, after the date the Plan was adopted by the Board of Directors, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

             (b) During any period of two (2) consecutive years, individuals, who at the beginning of such period, constitute the Board and any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the Directors of the Company then still in office who either were Directors of the Company at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

             (c) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; and provided further a merger or consolidation in which the Company is the surviving entity (other than as a wholly-owned subsidiary of another entity) and in which the Board of Directors of the Company or the successor to the Company, after giving effect to the merger or consolidation, is comprised of a majority of members who are either (x) Directors of the Company immediately preceding the merger or consolidation, or (y) appointed to the Board by the Company (or the Board) as an integral part of such merger and consolidation, shall not constitute a Change in Control; or

             (d) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (ii) pursuant to a dividend in kind or spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

             (e) Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Board and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of any Employee's employment.

          "Code" shall have the meaning set forth in Section 1 hereof.

          "Committee" shall have the meaning set forth in Section 2 hereof.

          "Common Stock" shall have the meaning set forth in Section 3 hereof.

          "Company" shall have the meaning set forth in Section 1 hereof.

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

          "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of the Plan or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

          "Disability" shall mean (i) permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis or (ii) if no such long-term disability plan exists, an inability to perform a participant's employment duties and responsibilities by reason of any physical or mental condition for a period of 26 consecutive weeks or a period of 26 weeks during any 12-month period in connection with the same physical or mental condition or (iii) another meaning agreed to in writing by the Committee and the optionee.

          "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

          "Exchange Act" shall have the meaning set forth in Section 2 hereof.

          "Fair Market Value" shall, as it relates to the Common Stock, mean the closing sales price at 4:00 p.m. Eastern Time of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination; or if there were no sales on such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

          "Good Cause," with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in the conduct of his or her duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his or her stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee.

          "Key Employee" shall have the meaning set forth in Section 4 hereof.

          "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

          "Options" shall have the meaning set forth in Section 1 hereof.

          "Performance-Based Options" shall have the meaning set forth in
     Section 7 hereof.

          "Person" shall have the meaning set forth in Section 4 hereof.

          "Plan" shall have the meaning set forth in Section 1 hereof.

          "Related Entities" shall have the meaning set forth in Section 1 hereof.

          "Rule 16b-3" shall have the meaning set forth in Section 2 hereof.

          "Securities Act" shall have the meaning set forth in Section 11 hereof.

          "Term" shall have the meaning set forth in Section 19 hereof.

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18. AMENDMENT OF PLAN.

     The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be deemed necessary or appropriate by the Board of Directors in order to cause the Plan and the Options granted thereunder (i) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder or (ii) to comply with Section 162(m) of the Code (or any successor section) and any regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall materially impair the value of any Options previously granted under the Plan, without the consent of the holder thereof.

19. EFFECTIVE DATE.

     The Plan shall be effective as of December 8, 2000. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan or the date of approval of the Plan by the stockholders of the Company, whichever is earlier, unless sooner terminated by the Board of Directors (the "Term").

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